                             LETTER OF TRANSMITTAL

                              TO TENDER SHARES OF
                   SERIES A LIBERTY MEDIA GROUP COMMON STOCK
                                      AND
                   SERIES B LIBERTY MEDIA GROUP COMMON STOCK

                                      OF
                           TELE-COMMUNICATIONS, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 19, 1997

-------------------------------------------------------------------------------

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

             NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 17, 1997,

                         UNLESS THE OFFER IS EXTENDED.

-------------------------------------------------------------------------------

                     TO: THE BANK OF NEW YORK, Depositary

       By Mail:             By Facsimile Transmission     By Hand or Overnight
   Tender & Exchange    (for Eligible Institutions only):       Courier:
       Department         Tender & Exchange Department     Tender & Exchange
     P.O. Box 11248            Fax: (212) 815-6213             Department
 Church Street Station                                     101 Barclay Street
   New York, New York         Confirm by Telephone:     Receive & Deliver Window
       10286-1248                (800) 507-9357           New York, New York
                                                              10286-1248

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                        DESCRIPTION OF SHARES TENDERED
                          (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
        (PLEASE FILL IN EXACTLY AS APPEARS                     CERTIFICATE(S) TENDERED
               ON CERTIFICATE(S).)                (ATTACH SIGNED ADDITIONAL LIST, IF NECESSARY.)
---------------------------------------------------------------------------------------------------
                                                                NUMBER OF SHARES
                                                   CERTIFICATE   REPRESENTED BY    NUMBER OF SHARES
                                                    NUMBER(S)*   CERTIFICATE(S)*      TENDERED**
                                       ------------------------------------------------------------
                                       ------------------------------------------------------------
                                       ------------------------------------------------------------
                                       ------------------------------------------------------------
                                       ------------------------------------------------------------
                                       ------------------------------------------------------------

                                                           TOTAL SHARES TENDERED

-------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration. (Attach signed additional list, if necessary.)*** See Instruction 8.
 1st:           2nd:           3rd:            4th:           5th:
-------------------------------------------------------------------------------
  * Need not be completed if Shares are tendered by book-entry transfer.
 ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
*** In the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary, unless you designate otherwise.

                    NOTE: SIGNATURE MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

  This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) a tender of Shares is to be made by book-entry transfer to the account maintained by The Bank of New York (the "Depositary") at The Depository Trust Company or Philadelphia Depository Trust Company (collectively, the "Book-Entry Transfer Facilities") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

  Stockholders who desire to tender Shares pursuant to the Offer (as defined below) and who cannot deliver their certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

-------------------------------------------------------------------------------
[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
                                 ----------------------------------------------

  Check Box of Applicable Book-Entry Transfer Facility if Delivered by Book-Entry Transfer:

  [_]The Depository Trust Company        [_]Philadelphia Depository Trust
                                            Company

    Account Number:                      Transaction Code Number:
                    ---------------                               -------------

[_]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s):
                                  --------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
                                                      ------------------------

  Name of Institution that Guaranteed Delivery:
                                                ------------------------------

  Window Ticket Number (if available):
                                       ---------------------------------------

  Check Box of Applicable Book-Entry Transfer Facility if Delivered by Book-Entry Transfer:

  [_]The Depository Trust Company        [_]Philadelphia Depository Trust
                                            Company

    Account Number:                      Transaction Code Number:
                    ---------------                               -------------

-------------------------------------------------------------------------------

                                   ODD LOTS
                              (SEE INSTRUCTION 7)

  This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares. The undersigned either (check one box):

  [_]is the beneficial or record owner of an aggregate of fewer than 100
     Shares, all of which are being tendered; or

  [_]is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares;

and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

Ladies and Gentlemen:

  The undersigned hereby tenders to Tele-Communications, Inc., a Delaware corporation (the "Company"), the above described shares of Tele-Communications, Inc. Series A Liberty Media Group Common Stock, par value $1.00 per share, and/or Tele-Communications, Inc. Series B Liberty Media Group Common Stock, par value $1.00 per share (collectively, the "Shares"), at $27 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated August 19, 1997 (the "Offer to Purchase"), and in this Letter of Transmittal (collectively, the "Offer"), the receipt of which is hereby acknowledged. Terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Offer to Purchase.

  Subject to and effective upon acceptance for payment of the Shares tendered hereby upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

  (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by either of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

  (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

  (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants to the Company that:

  (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

    (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and

    (ii) such tender of Shares complies with Rule 14e-4;

  (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

  (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

  (d) the undersigned has read and agrees to all of the terms of the Offer.

  The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by each certificate and the number of Shares represented by each certificate that the undersigned wishes to tender should be set forth in the appropriate boxes above.

  The undersigned understands that the Company seeks to purchase 10,000,000 Shares in the aggregate at $27 per Share, net to the seller in cash (the "Purchase Price"). The undersigned also understands that Shares validly tendered and not properly withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares not purchased because of proration.

  The undersigned waives any right to receive notice of the acceptance for payment of Shares tendered hereby.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under "Special Payment Instructions" or "Special Delivery Instructions" below.

  The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

  The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under "Special Payment Instructions" or "Special Delivery Instructions" below.

  All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

-----------------------------------       ------------------------------------
 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
   INSTRUCTIONS 1, 4, 5, 6 AND 9)           (SEE INSTRUCTIONS 1, 4, 5, 6 AND 9)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Shares not tendered or          cates for Shares not tendered or
 not purchased and/or any check            not purchased and/or any check
 for the aggregate Purchase Price          for the aggregate Purchase Price
 of Shares purchased are to be is-         of Shares purchased, issued in
 sued in the name of someone other         the name of the undersigned, are
 than the undersigned.                     to be mailed to someone other
                                           than the undersigned or to the
 Issue:                                    undersigned at an address other
                                           than that shown above.
 [_] Check to:
 [_] Certificates to:                      Mail:

 Name(s):                                  [_] Check to:
          -------------------------        [_] Certificates to:
           (PLEASE PRINT)
                                           Name(s):
                                                    -------------------------
 Address:                                            (PLEASE PRINT)
          -------------------------

 ----------------------------------        Address:
             (ZIP CODE)                             -------------------------

 ----------------------------------        ----------------------------------
    (TAXPAYER IDENTIFICATION OR
      SOCIAL SECURITY NUMBER)
                                           ----------------------------------
                                                        (ZIP CODE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PLEASE SIGN HERE

                  (TO BE COMPLETED BY ALL STOCKHOLDERS)
     (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE IRS FORM W-
                                   9.)

[ARROW      (Must be signed by the registered holder(s) exactly as     [ARROW
 APPEAR     name(s) appear(s) on certificate(s) or on a security        APPEAR
 HERE]      position listing or by person(s) authorized to become       HERE]
            registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)

     X                                                              X
      --------------------------------------------------------------

     X                                                              X
      --------------------------------------------------------------
                           SIGNATURE(S) OF OWNER(S)

     Dated:                      , 1997
            --------------------


     Name(s):
             --------------------------------------------------------
                             (PLEASE PRINT)

     Capacity (full title):
                            -----------------------------------------

     Address:
             --------------------------------------------------------
                           (INCLUDE ZIP CODE)

     Area Code(s) and Telephone Number(s):
                                           --------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

     Name of Firm:
                   --------------------------------------------------

     Authorized Signature:
                           ------------------------------------------

     Name:
           ----------------------------------------------------------
                             (PLEASE PRINT)

     Title:
            ---------------------------------------------------------

     Address:
              -------------------------------------------------------
                           (INCLUDE ZIP CODE)

     Area Code(s) and Telephone Number(s):
                                           --------------------------

     Dated:                      , 1997
            --------------------
--------------------------------------------------------------------------------

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

    (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

    (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States or by any other "eligible guarantor institution" as defined in Rule 17Ad-15 under the Exchange Act (each such entity, an "Eligible Institution").

  IN ALL OTHER CASES, AN ELIGIBLE INSTITUTION MUST GUARANTEE ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL. SEE INSTRUCTION 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered herewith to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender of Shares is being made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares ("Book-Entry Confirmation"), as the case may be, together in each case with (i) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or, in the case of book-entry transfer of tendered Shares, an Agent's Message (as defined below), and (ii) any other documents required by this Letter of Transmittal, should be received by the Depositary at one of the addresses set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such participant. DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares in proper form for sale or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees or, in the case of book-entry transfer of tendered Shares, an Agent's Message, and all other documents required by this Letter of Transmittal must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. If certificates for Shares are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS LETTER OF TRANSMITTAL, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY RECEIPT.

  The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase.

  3. INADEQUATE SPACE. If the space provided under the item "Description of Shares Tendered," is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate SIGNED schedule and attached to this Letter of Transmittal.

  4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," under the item "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified above under either "Special Payment Instructions" or "Special Delivery Instructions," as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

    (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

    (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

    (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles thereof) as there are different registrations of certificates.

    (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be issued or the certificate(s) for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be issued or the certificate(s) for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

    (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

  Tendering shareholders must follow all of the signature requirements contained in this Instruction 5 in order to make a valid tender of Shares.

  6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

    (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be issued in the name of any person other than the registered holder(s);

    (b) Shares not tendered or not accepted for purchase are to be registered in the name of any person(s) other than the registered holder(s); or

    (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption therefrom is submitted.

  7. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares validly tendered and not properly withdrawn before the Expiration Date, the Shares purchased first will consist of all Shares validly tendered and not properly withdrawn prior to the Expiration Date by any stockholder who owns beneficially or of record an aggregate of fewer than 100 Shares (an "Odd Lot Holder"). This preference will not be available unless the item captioned "Odd Lots" is completed.

  8. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. See Sections 1 and 13 of the Offer to Purchase.

  9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the above items "Special Payment Instructions" and/or "Special Delivery Instructions" should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

  10. IRREGULARITIES. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

  11. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be directed to the Information Agent at its address and telephone numbers set forth on the back cover of this Letter of Transmittal or from your broker, dealer, commercial bank, trust company or other nominee.

  12. IRS FORM W-9 AND IRS FORM W-8. Under the federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides his or her taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute IRS Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that he or she is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. As more fully described in Instruction 13, in order for a foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8 or a Substitute IRS Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Such statements can be obtained from the Depositary.

  13. WITHHOLDING FOR FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States,
(ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions relating to the trust. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete termination," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Foreign stockholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

  IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR THE SHARES BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTS), OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO COMPLETE THE SUBSTITUTE IRS FORM W-9 AS PART OF THEIR LETTER OF TRANSMITTAL.

             TO BE COMPLETED BY ALL STOCKHOLDERS TENDERING SHARES
                             (SEE INSTRUCTION 12)

                      PAYER'S NAME: THE BANK OF NEW YORK

--------------------------------------------------------------------------------
                          PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
                                          AND CERTIFICATION
                        --------------------------------------------------------
 SUBSTITUTE             PLEASE PROVIDE YOUR
                        TAXPAYER IDENTIFICATION        -----------------------
                        NUMBER ("TIN") IN THE BOX      (Social Security No. or
                        AT RIGHT AND CERTIFY BY                Employer
                        SIGNING AND DATING BELOW          Identification No.)
                        --------------------------------------------------------
 FORM W-9               Please check this box if you have applied for and are
                        awaiting receipt of your TIN [_]
 DEPARTMENT OF         --------------------------------------------------------
 THE TREASURY           FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING: If you are
 INTERNAL               exempt from Backup Withholding for any of the reasons
 REVENUE                provided on the instructions accompanying this
 SERVICE                Substitute Form W-9, write "EXEMPT" in the space
                        provided:     . If you are exempt from backup
                        withholding, you should still complete this form to
 PAYER'S REQUEST        avoid possible erroneous backup withholding. Enter
 FOR TAXPAYER           your correct TIN in the box provided, write "EXEMPT"
 IDENTIFICATION         in the space provided and sign and date the form. If
 NUMBER AND             you are a nonresident alien or foreign entity not
 CERTIFICATION FOR      subject to backup withholding, give the requester a
 PAYEES EXEMPT          completed Form W-8, Certificate of Foreign Status.
 FROM BACKUP
 WITHHOLDING (SEE
 GUIDELINES FOR
 CERTIFICATION OF       CERTIFICATION--Under penalties of perjury, I certify
 TAXPAYER               that:
 IDENTIFICATION
 NUMBER ON              (1) The number shown on this form is my correct TIN
 SUBSTITUTE FORM            (or I am waiting for a TIN to be issued to me),
 W-9)                       and
                        (2) I am not subject to backup withholding either
                            because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                            Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                        You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply.
                        For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct
                        TIN in the box provided.

                        The Internal Revenue Services does not require your consent to any provision of this document other than the certificates required to avoid backup withholding.
                       --------------------------------------------------------
                        PRINT YOUR NAME:
                                         -------------------------------------

                        ADDRESS:
                                 ---------------------------------------------

                        SIGNATURE:                          DATE:
                                   ------------------------       ------------
--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
      FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

     IF YOU CHECK THE ABOVE BOX OF THIS SUBSTITUTE FORM W-9 INDICATING THAT YOU ARE AWAITING RECEIPT OF YOUR TAXPAYER IDENTIFICATION NUMBER, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION.

--------------------------------------------------------------------------------
        CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 ----------------------------------         ----------------------------------
             Signature                                     Date

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


--------------------------------------------       ---------------------------------------------
                            GIVE THE                                           GIVE THE EMPLOYER
                            SOCIAL SECURITY                                    IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:   NUMBER OF--            FOR THIS TYPE OF ACCOUNT:   NUMBER OF--
-----------------------------------------------    ---------------------------------------------
1.   An individual account    The individual        6. A valid trust, estate,  The legal
2.   Two or more individuals  The actual owner         or pension trust        entity(4)
     (joint account)          of the account        7. Corporate               The corporation
                              or, if combined       8. Association, club,      The organization
                              funds, the first         religious, charitable
                              individual on            and educational or
                              the account(1)           other tax-exempt
3.   Custodian account of a   The minor(2)             organization
     minor (Uniform Gift to                         9. Partnership             The partnership
     Minors Act)                                   10. A broker or registered  The broker or
4.a. The usual revocable      The grantor-             nominee                 nominee
     savings trust (grantor   trustee(1)           11. Account with the        The public
     is also trustee)                                  Department of           entity
  b. So-called trust account  The actual               Agriculture in the
     that is not a legal or   owner(1)                 name of a public
     valid trust under state                           entity (such as a
     law                                               state or local
5.   Sole proprietorship      The owner(3)             government, school
                                                       district, or prison)
                                                       that receives
                                                       agricultural program
                                                       payments
--------------------------------------------       ---------------------------------------------


-----------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2) Circle the minor's name, and furnish the minor's Social Security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2
OBTAINING A NUMBER

The Tax Identification Number ("TIN") provided in the Substitute Form W-9 should be that of the tendering stockholder even when such stockholder has indicated in "Special Payment Instructions" in the Letter of Transmittal that a certificate for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares should be issued in a name other than that in which the certificate surrendered in exchange therefor is registered.

For a joint account, only the person whose TIN is furnished should sign the Substitute Form W-9.

TAXPAYER IDENTIFICATION NUMBER

You must enter your TIN in the appropriate box. If you are a resident alien and do not have and are not eligible to get a Social Security number ("SSN"), your TIN is your IRS individual taxpayer identification number ("ITIN"). Enter it in the box provided. If you are a sole proprietor and you have an employer identification number ("EIN"), you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the requestor.

HOW TO GET A TIN:

If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5 from your local Social Security Administration office. Get FORM W-7 to apply for an ITIN or FORM SS-4 to apply for an EIN. You can get FORMS W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date form and give it to the requestor. For interest and dividend payments, you will generally have 60 days to get a TIN and give it to the requestor. Other payments are subject to backup withholding.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required with respect to dividend income.
 (1) A corporation.
 (2) An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
 (3) The United States or any of its agencies or instrumentalities.
 (4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
 (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
 (6) An international organization or any of its agencies or instrumentalities.
 (7) A foreign central bank of issue.
 (8) A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.
 (9) A real estate investment trust.
(10) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(11) A common trust fund operated by a bank under section 584(a).
(12) A financial institution.
(13) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(14) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends generally not subject to backup withholding also include the following:
 . Payments to nonresident aliens subject to withholding under section 1441.
 . Payments to partnerships not engaged in a trade or business in the U.S.
   and that have at least one nonresident partner.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the payer a completed Form W-8 Certificate of Foreign Status.

PRIVACY ACT NOTICE

Section 6109 requires certain recipients of dividend, interest or other payment to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
 (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.-- If you fail to furnish your taxpayer identification number to a requestor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
 (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.
 (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Wilfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.
 (4) MISUSE OF TINS--If the requestor discloses or uses TINs in violation of Federal law, the requestor may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.
                                77 Water Street
                         New York, New York 10005-4495
                         (212) 269-5550 (call collect)
                                       or
                         CALL TOLL FREE (800) 848-3410

                      THE DEALER MANAGER FOR THE OFFER IS:
                              SALOMON BROTHERS INC
                            Seven World Trade Center
                            New York, New York 10048
                                 (212) 783-2947